UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2022

White River Energy Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-192060	45-3797537
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

609 W/ Dickson St., Suite 102 G Fayetteville, AR	72701
(Address of principal executive offices)	(Zip Code)

(800) 203-5610
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Explanatory Note

This Amendment No. 1 (this “Amendment”) to the Current Report on Form 8-K of White River Energy Corp. (the “Company”) originally filed on July 29, 2022 (the “Original 8-K”) is being filed to include the financial statements of White River Holdings Corp (“White River”) and combined pro forma financial information pursuant to Items 2.01 and 9.01 of Form 8-K. The Original 8-K was filed in connection with the Company’s acquisition of 100% of the issued and outstanding capital stock of White River pursuant to the Share Exchange Agreement (the “Transaction”), as more particularly described in the Original 8-K. Additionally, the Original 8-K excluded Item 2.01, and this Amendment also adds that Item.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Reference is made to the Original 8-K for a description of the Transaction, which description is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The audited financial statements of White River as of and for the fiscal years ended March 31, 2022 and 2021 are filed as Exhibit 99.1, and the unaudited condensed consolidated financial statements of White River for the three months ended June 30, 2022 and 2021 are set forth in Exhibit 99.2, each of which is incorporated herein by reference.

(b) Pro forma financial information.

Unaudited pro forma combined financial information for the fiscal year ended March 31, 2022 and as of and for the three months ended June 30, 2022 is filed as Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Audited Financial Statements of White River Holdings Corp. as of and for the fiscal years ended March 31, 2022 and 2021
99.2	Unaudited Financial Statements of White River Holdings Corp. as of and for the three months ended June 30, 2022 and 2021
99.3	Unaudited Combined Pro Forma Financial Information as of and for the fiscal year ended March 31, 2022 and 2021 and three months ended June 30, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

White River Energy Corp.

Date: October 28, 2022	By:	/s/ Jay Puchir
	Name:	Jay Puchir
	Title:	Chief Executive Officer